SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2017 (February 6, 2017)

AMMO, INC.
(Formerly Retrospettiva, Inc.)
(Exact Name of Registrant as Specified in Charter)

Delaware	333-29295	30-0957912
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6401 E. Thomas Road, #106
Scottsdale, Arizona 85251
 (Address of principal executive offices)

480-947-0001
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMMO, INC.
Form 8-K
Current Report

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 15, 2016, the Company's Board of Directors, in conjunction with the corporate actions referenced herein approved the following: (i) to change its name from Retrospettiva, Inc. to AMMO, Inc., and (ii) a change to the Company's OTC trading symbol.
ITEM 8.01    OTHER EVENTS
On December 15, 2016, the Company's Board of Directors approved a 1-for-25 reverse stock split ("Reverse Split") of the issued and outstanding shares of Common Stock of the Company, payable as a dividend and upon surrender of certificates.  As a result of the Reverse Split, the current 14,425,903 issued and outstanding shares of Common Stock shall represent 577,036 post Reverse Split shares; no shareholder shall be reversed below 100 shares and any and all fractional shares resulting from the Reverse Split shall be rounded up to the next whole share.

On December 15, 2016, our Board of Directors approved an agreement and plan of merger to re-domicile and change the Company's state of incorporation from California to the State of Delaware and to carry out a continuance of our company from the State of California to the State of Delaware.

On December 30, 2016, we filed articles of merger with the California Secretary of State to effect the domicile change to the State of Delaware and we filed a Certificate of Merger with the Delaware Secretary of State to effect the domicile change to the State of Delaware.
In conjunction with the domicile change, our Board of Directors adopted a new certificate of incorporation under the laws of the State of Delaware to increase our authorized number of shares of common stock from 15,000,000 to 100,000,000 shares of common stock, with a par value of $0.001.
Also in conjunction with the domicile change, our Board of Directors adopted new bylaws under the laws of the State of Delaware.  The bylaws are attached to this Current Report as Exhibit 3.3.
These amendments were approved on December 15, 2016 by 82.2% of the holders of our common stock by way of a written consent resolution.
On February 3, 2017, the Financial Industry Regulatory Authority ("FINRA") approved: (i) the Company's name change to AMMO, Inc.; and (ii) the plan of merger to re-domicile and change the Company's state of incorporation from California to the State of Delaware and to carry out a continuance of our company from the State of California to the State of Delaware; and (iii) the 1-for-25 Reverse Split of the issued and outstanding shares of Common Stock of the Company.  All actions will take effect with the Over-the-Counter Pink Sheets at the opening of trading on February 6, 2017.  Additionally, the Company's ticker symbol, as of the open of business on February 6, 2017, will change from "RTRO" to "RTROD" for 20 business days, thereafter the symbol will change to "POWW."

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements.

(d)      Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01 3.01 3.02 3.03
Agreement and Plan of Merger dated December 30, 2016.
Articles of Merger filed with the California Secretary of State dated December 30, 2016.
Certificate of Merger filed with the Delaware Secretary of State dated December 30, 2016.
 AMMO, Inc. Delaware Bylaws.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2017	AMMO, INC.

By: /s/ Fred W. Wagenhals
Fred W. Wagenhals Chief Executive Officer